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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     December 10, 1997
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                             OptimumCare Corporation
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             (Exact name of registrant as specified in its charter)


         Delaware                        0-17401                 33-0218003
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 (State or other jurisdiction    (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                               Identification No.)


            30011 Ivy Glenn Drive, Suite 219, Laguna Niguel, CA 92677
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                 (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:    (714) 495-1100
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         The Registrant plans to convert three existing outpatient care sites to joint OptimumCare/Galaxy Health Care facilities as part of Registrant's previously announced alliance with Galaxy Health Care. The conversion will take place following receipt of behavioral health care provider numbers for the programs. Programs operated at the sites, located in Long Beach, Baldwin Park and El Monte, California, will continue to be managed by the Registrant. The Registrant anticipates that the plan will result in improved profitability for these programs.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits.
         ---------

         Not applicable.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OptimumCare Corporation
                                            (Registrant)

Date:  December 10, 1997                    By:     /s/ Edward A. Johnson
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                                                  Edward A. Johnson, President


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